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Pioneer II


S E M I A N N U A L   R E P O R T   3 / 3 1 / 9 7





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T a b l e   o f   C o n t e n t s
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Letter from the Chairman                                 1
Portfolio Summary                                        2
Performance Update                                       3
Portfolio Management Discussion                          6
Schedule of Investments                                  9
Financial Statements                                    16
Notes to Financial Statements                           23
Report of Independent Public Accountants                29
Trustees, Officers and Service Providers                30
Programs and Services for Pioneer Shareowners           34
The Pioneer Family of Mutual Funds                      37



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Pioneer II
LETTER FROM THE CHAIRMAN 3/31/97

D e a r   S h a r e o w n e r ,
--------------------------------------------------------------------------------

Welcome to Pioneer II's semiannual report, covering the six months ended March 31, 1997. On behalf of the Fund's investment management team, I am pleased to thank you for your interest in the Fund and to comment briefly on today's investing environment.

The past six months took stock investors on a rollercoaster ride. The emotions that fueled the Dow Jones Industrial Average to a record year in 1996 carried over into 1997. Individuals and institutions continued to pour money into the stock market; over the past six months, $223 billion entered the stock market through mutual funds alone. The bulk of those assets, however, have been directed toward one type of stock - that of large, familiar companies, even though they have become rather pricey. As a rule, this is not the kind of stock you will find in Pioneer II's value-oriented, long-sighted portfolio.

As time has passed, investors have grown increasingly uncertain about what circumstances could trigger a "correction," whether to continue buying stocks that have already done well or to start looking at stocks that have depressed prices. From our vantage point, it seems realistic to expect the stock market's unprecedented upward surge to slow or backtrack at times - at least for the relatively narrow group of stocks that have led the charge. On the surface, this may not appear to be an encouraging outlook, but it could actually be the best possible news for investors in funds like Pioneer II who have not fully participated in the new enthusiasm for stock investing.

I encourage you to read this report, especially the Portfolio Management Discussion, to learn more about our endeavors on your behalf. Please contact your investment representative, or us at 1-800-225-6292, if you have questions about Pioneer II. Thank you for your support.


Respectfully,

/s/ John F. Cogan, Jr.
    John F. Cogan, Jr.,
    Chairman and President

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Pioneer II
PORTFOLIO SUMMARY 3/31/97

P o r t f o l i o   D i v e r s i f i c a t i o n
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

           U.S. Common Stocks                                     92%
           Depositary Receipts for International Stocks            5%
           International Common Stocks                             2%
           Short-Term Cash Equivalents                             1%


S e c t o r   D i s t r i b u t i o n
--------------------------------------------------------------------------------
(As a percentage of equity holdings)

                       Technology                    24%
                       Financial                     21%
                       Consumer Non-Durables         12%
                       Basic Industries              11%
                       Capital Goods                  9%
                       Services                       7%
                       Utilities                      7%
                       Consumer Durables              4%
                       Energy                         3%
                       Transportation                 2%


1 0   L a r g e s t   H o l d i n g s
--------------------------------------------------------------------------------
(As a percentage of equity holdings)

 1. Arrow Electronics, Inc.   4.25%      6. Intel Corp.                  2.36%
 2. IBP, Inc.                 3.70       7. The Chase Manhattan Corp.    2.35
 3. AMBAC Inc.                3.59       8. Brunswick Corp.              2.16
 4. Dominion Resources, Inc.  3.06       9. Trinity Industries, Inc.     2.07
 5. Washington Mutual, Inc.   2.48      10. AGCO Corp.                   2.01

Fund holdings will vary for other periods.

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Pioneer II
PERFORMANCE UPDATE 3/31/97                                      CLASS A SHARES

S h a r e   P r i c e s   a n d   D i s t r i b u t i o n s
--------------------------------------------------------------------------------
Net Asset Value
per Share                       3/31/97        9/30/96
                                $21.61         $20.94
Distributions per Share         Income         Short-Term       Long-Term
  (9/30/96-3/31/97)             Dividends      Capital Gains    Capital Gains
                                $0.062         $0.236           $1.698

I n v e s t m e n t   R e t u r n s
--------------------------------------------------------------------------------
The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer II at public offering price, compared to the growth of the Standard & Poor's 500 Index.

Average Annual Total Returns
(As of March 31, 1997)

                                Net Asset       Public Offering
               Period             Value             Price*
               10 Years           10.82%            10.17%
               5 Years            14.58             13.23
               1 Year             17.09             10.36

* Reflects deduction of the maximum 5.75% sales charge at the beginning of the period and assumes rein vestment of distributions at net asset value.

******************************* [Mountain Chart] ******************************

                Growth of $10,000

                               Standard &
                               Poors 500
                                 Index           Pioneer II*
                               ----------        ----------
                3/87             10000             9425
                3/88              9163             8834
                3/89             10814            10485
                3/90             12888            11840
                3/91             14739            11755
                3/92             16360            13333
                3/93             18845            15331
                3/94             19124            16196
                3/95             22095            17903
                3/96             29166            22489
                3/97             34939            26332

********************************************************************************

The Standard & Poor's (S&P) 500 Index is an unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the Over-the-Counter market. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

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Pioneer II
PERFORMANCE UPDATE 3/31/97                                      CLASS B SHARES

S h a r e   P r i c e s   a n d   D i s t r i b u t i o n s
--------------------------------------------------------------------------------
Net Asset Value
per Share                    3/31/97        9/30/96
                             $21.39         $20.89
Distributions per Share      Income         Short-Term         Long-Term
(9/30/96-3/31/97)            Dividends      Capital Gains      Capital Gains
                             $0.122         $0.236             $1.698


I n v e s t m e n t   R e t u r n s
--------------------------------------------------------------------------------

The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer II, compared to the growth of the Standard & Poor's 500 Index.


Cumulative Total Returns
(As of March 31, 1997)

                       If            If
Period                Held       Redeemed*
Life-of-Fund          14.20%       10.20%
(7/1/96)


* Reflects deduction of the maximum
  applicable contingent deferred sales
  charge (CDSC) at the end of the period and assumes reinvestment of distributions. The maximum CDSC of 4% declines over six years.


******************************* [Mountain Chart] ******************************

                Growth of $10,000

                               Standard &
                               Poors 500
                                 Index           Pioneer II*
                               ----------        ----------
                7/1/96            10000            10000
                7/96               9468             9304
                8/96               9647             9815
                9/96              10227            10165
                10/96             10494            10433
                11/96             11264            11392
                12/96             11078            11403
                1/97              11757            12081
                2/97              11827            12033
                3/97              11377            11020

********************************************************************************

The Standard & Poor's (S&P) 500 Index is an unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the Over-the-Counter market. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

Pioneer II
PERFORMANCE UPDATE 3/31/97                                       CLASS C SHARES

S h a r e   P r i c e s   a n d   D i s t r i b u t i o n s
--------------------------------------------------------------------------------
Net Asset Value
per Share                       3/31/97         9/30/96
                                $21.41          $20.88
Distributions per Share         Income          Short-Term         Long-Term
  (9/30/96-3/31/97)             Dividends       Capital Gains      Capital Gains
                                $0.086          $0.236             $1.698

I n v e s t m e n t   R e t u r n s
--------------------------------------------------------------------------------

The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer II, compared to the growth of the Standard & Poor's 500 Index.


Cumulative Total Returns
(As of March 31, 1997)

                       If            If
Period                Held       Redeemed*
Life-of-Fund          14.10%       13.10%
(7/1/96)



* Reflects deduction of the 1% contingent deferred sales charge (CDSC) at the end of the period and assumes reinvestment of distributions.


******************************* [Mountain Chart] ******************************

                  Growth of $10,000

                                 Standard &
                                 Poors 500
                                   Index           Pioneer II*
                                 ----------        ----------
                  7/1/96           10000              10000
                  7/96              9468               9304
                  8/96              9647               9815
                  9/96             10227              10161
                  10/96            10494              10433
                  11/96            11264              11397
                  12/96            11078              11400
                  1/97             11757              12077
                  2/97             11827              12023
                  3/97             11377              11310

********************************************************************************

The Standard & Poor's (S&P) 500 Index is an unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the Over-the-Counter market. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

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Pioneer II
PORTFOLIO MANAGEMENT DISCUSSION 3/31/97


D e a r   S h a r e o w n e r ,
--------------------------------------------------------------------------------
The past six months were an interesting time to be managing a fund like
Pioneer II. Enthusiasm for stocks may never have been more feverish, yet many segments of the stock market gained only slightly - or even fell in price. Economic growth accelerated, but apparently without triggering a rise in inflation. Interest rates rose, but the same concerns that drove up rates also seemed to promote enthusiasm for stocks. Certainly, this was an unprecedented period in many ways.

We are pleased to report that Pioneer II turned in good performance during this time. The Fund's Class A Shares posted a total return of 12.85%, based on net asset value. The market indices reflected the investing public's renewed love affair with large, familiar companies - and their continued disdain for other investment opportunities, even though they might offer better value, or even better growth. The Dow Jones Industrial Average of 30 large-company stocks returned 13.09%, the Standard & Poor's 500 Index gained 11.24%, and the Nasdaq Composite (which does not include dividend payments) fell 0.42%.

Diverse Portfolio, Emphasis on Value

Pioneer II's portfolio can include companies of virtually any size, doing business in almost any industry. We also have the flexibility to invest outside the United States. No matter which company, industry or country we select for the Fund, certain basic principles and discipline apply.

We look for real value in a company. That means it's a leading manufacturer, distributor or inventor - preferably in a fragmented industry that has room for consolidation. To appeal to us, a business must be in control of its own destiny and be able to prosper regardless of external economic or political forces. There must be a strong management team dedicated to providing real value to stockholders; we rarely invest in companies whose leadership doesn't own company stock. And, most importantly, we set target purchase and sell prices we think reflect a company's growth prospects.

Pioneer II


Several of our strategies for Pioneer II proved their worth over the past six months. Financial companies prospered for much of the period, until worries about rising interest rates moved to the fore in late February. Familiar holdings in this group held up well, including Washington Mutual and Charter One Financial. When the Federal Reserve raised short-term interest rates 0.25% on March 25, the overall stock market declined and financial stocks were among the heaviest hit. We had begun trimming the Fund's financial exposure earlier in the period; many of these stocks had been in the portfolio for several years, and we locked-in gains on those we believed were approaching "full" value. Stocks sold include Cal Fed Bancorp (acquired by First Nationwide Holdings) and MBNA Corp. This discipline helped limit the effect of the change in interest rates.

We had been increasing the Fund's investment in technology companies, taking advantage of price declines to add market leaders such as Cisco Systems and Cascade Communications. In this way, we were able to add companies with excellent growth prospects and still leave plenty of room for their stock price to appreciate beyond our purchase price. The technology sector can be tremendously volatile, although we believe its potential rewards make it worth the short-term price declines the Fund will occasionally experience.

On the "sell side," Tencor Instruments left the portfolio when it was bought by KLA; we continue to hold KLA. We did move several other stocks out of the portfolio because the company's business prospects changed. Ashanti Goldfields and Cypress Semiconductor fell into this group.

Pioneer II
PORTFOLIO MANAGEMENT DISCUSSION 3/31/97 (continued)

A Long-Tested Approach to Investing


As we move into the second half of the Fund's fiscal year, the portfolio is filled with companies we believe offer real value - in terms of their market position, financial situation and management ability. Because we take a long-term outlook, we are willing to be patient. We don't purchase a stock because we think it's going to be "hot" over the next six or 12 months. To our way of thinking, that's a recipe for disaster. We are going to continue with the disciplined, diligent approach that has brought Pioneer II shareowners solid long-term results for nearly 30 years.


Respectfully,

/s/ Francis J. Boggan,
    Francis J. Boggan,
    Portfolio Manager

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Pioneer II
SCHEDULE OF INVESTMENTS 3/31/97

Shares                                                        Value
              COMMON STOCKS - 99.1%
              Basic Industries - 10.7%
              Aerospace - 0.6%
  440,000     Lockheed Martin Corp.                     $   36,960,000
                                                        ---------------
              Chemicals - 2.5%
  555,000     Akzo NV (Sponsored A.D.R.)                $   38,988,750
  760,000     Cytec Industries Inc.*                        28,785,000
  999,700     Lyondell Petrochemicals Co.                   22,868,138
2,095,000     Methanex Corp.*                               17,742,136
1,713,000     Mississippi Chemical Corp.+                   40,897,875
                                                        ---------------
                                                        $  149,281,899
                                                        ---------------
              Containers - 0.3%
  780,000     Owens-Illinois, Inc*                      $   19,207,500
                                                        ---------------
              Forest Products - 1.1%
  118,000     Abitibi-Price Inc.                        $    1,711,000
4,186,100     Longview Fibre Co.+                           62,791,500
                                                        ---------------
                                                        $   64,502,500
                                                        ---------------
              Iron & Steel - 3.1%
1,331,825     A.M. Castle & Co.+                        $   23,140,459
1,271,000     Allegheny Teledyne, Inc.                      35,746,875
  851,900     Amcast Industrial Corp.+                      19,913,163
2,100,000     British Steel Plc (Sponsored A.D.R.)          55,912,500
2,345,500     National Steel Corp. (Class B)*+              18,177,625
1,990,500     Rouge Steel Co.+                              31,350,375
                                                        ---------------
                                                        $  184,240,997
                                                        ---------------
              Metals & Mining - 2.2%
  200,000     Newmont Mining Corp.                      $    7,750,000
4,010,900     Trinity Industries, Inc.+                    121,831,088
                                                        ---------------
                                                        $  129,581,088
                                                        ---------------
              Non-Ferrous Metals - 0.7%
  570,000     Phelps Dodge Corp.                        $   41,681,250
                                                        ---------------
              Precious Metals - 0.2%
  250,000     Newmont Gold Co.                          $   10,031,250
                                                        ---------------
              Total Basic Industries                    $  635,486,484
                                                        ---------------

The accompanying notes are an integral part of these financial statements      9

Pioneer II
SCHEDULE OF INVESTMENTS 3/31/97        (continued)

Shares                                                          Value
              Capital Goods - 8.7%
              Construction & Engineering - 4.5%
4,290,000     AGCO Corp.+                                 $  118,511,250
2,935,100     Champion Enterprises, Inc.*+                    43,659,613
3,520,700     Clayton Homes, Inc.                             44,888,925
  458,287     Hanson Plc (Sponsored A.D.R.)                   10,426,029
2,979,400     Oakwood Homes Corp.+                            52,511,925
                                                          ---------------
                                                          $  269,997,742
                                                          ---------------
              Producer Goods - 4.0%
1,943,400     Briggs & Stratton Corp.+                    $   87,210,075
2,494,400     Donaldson Co., Inc.+                            86,680,400
1,907,900     Global Industrial Technologies, Inc.*+          32,911,275
  555,000     Tecumseh Products Co. (non-voting)              31,635,000
                                                          ---------------
                                                          $  238,436,750
                                                          ---------------
              Telecommunications - 0.2%
  220,000     Ascend Communications, Inc.*                $    8,965,000
                                                          ---------------
              Total Capital Goods                         $  517,399,492
                                                          ---------------
              Consumer Durables - 3.7%
              Motor Vehicles - 3.7%
2,665,000     Breed Technologies, Inc.+                   $   51,967,500
  830,200     Chrysler Corp.                                  24,906,000
1,008,300     Magna International Inc.                        50,036,887
1,350,000     Simpson Industries, Inc.+                       13,331,250
1,458,800     A.O. Smith Corp.+                               50,875,650
1,275,000     Stewart & Stevenson Services, Inc.              25,500,000
  352,500     Strattec Security Corp.*+                        6,168,750
                                                          ---------------
              Total Consumer Durables                     $  222,786,037
                                                          ---------------
              Consumer Non - Durables - 11.8%
              Agriculture & Food - 4.3%
8,850,300     IBP, Inc.+                                  $  217,938,637
2,651,900     Terra Industries Inc.                           37,126,600
                                                          ---------------
                                                          $  255,065,237
                                                          ---------------
              Consumer Luxuries - 2.1%
4,722,200     Brunswick Corp.                             $  126,909,125
                                                          ---------------

10  The accompanying notes are an integral part of these financial statements.

Pioneer II
Shares                                                       Value
              Home Products - 1.9%
  700,000     Bassett Furniture Industries, Inc.+      $   16,800,000
1,715,000     Lancaster Colony Corp.+                      78,890,000
  520,000     Tupperware Corp.                             17,420,000
                                                       ---------------
                                                       $  113,110,000
                                                       ---------------
              Retail Food - 0.6%
   20,000     Nestle SA (Registered Shares)            $   23,459,798
  372,700     SUPERVALU, Inc.                              11,087,825
                                                       ---------------
                                                       $   34,547,623
                                                       ---------------
              Retail Non - Food - 2.5%
  500,000     Fuji Photo Film (A.D.R.)                 $   16,375,000
1,601,500     J.C. Penney Co., Inc.                        76,271,437
2,026,400     Toys "R" Us, Inc.*                           56,739,200
                                                       ---------------
                                                       $  149,385,637
                                                       ---------------
              Textiles/Clothes - 0.4%
1,710,000     Shaw Industries, Inc.                    $   21,802,500
                                                       ---------------
              Total Consumer Non - Durables            $  700,820,122
                                                       ---------------
              Energy - 3.1%
              Oil & Gas Extraction - 0.5%
  360,000     Amoco Corp.                              $   31,185,000
                                                       ---------------
              Oil Refining & Drilling - 1.7%
  520,000     Atlantic Richfield Co.                   $   68,965,000
1,230,000     YPF SA (Sponsored A.D.R.) (Class D)          32,595,000
                                                       ---------------
                                                       $  101,560,000
                                                       ---------------
              Oil Services - 0.9%
1,272,500     Santa Fe Pacific Pipeline
              Partners, L.P.+                          $   49,150,313
                                                       ---------------
              Total Energy                             $  181,895,313
                                                       ---------------
              Financial - 20.4%
              Commercial Banks - 2.5%
1,075,000     Banco De Santander SA                    $   74,190,409
   49,451     Banco Popular Espanol SA                      8,897,854
  730,000     Mellon Bank Corp.                            53,107,500
  514,050     New York Bancorp Inc.                        14,907,450
                                                       ---------------
                                                       $  151,103,213
                                                       ---------------

The accompanying notes are an integral part of these financial statements     11

Pioneer II
SCHEDULE OF INVESTMENTS 3/31/97        (continued)

Shares                                                                  Value
              Financial Services - 6.5%
1,475,000     The Chase Manhattan Corp.                         $  138,096,875
1,035,000     Dean Witter Discover & Co.                            36,095,625
1,800,000     First USA, Inc.                                       76,275,000
  851,500     GreenPoint Financial Corp.                            43,852,250
1,000,000     Merrill Lynch & Co., Inc.                             85,875,000
   94,200     North American Mortgage Co.                            1,919,325
                                                                ---------------
                                                                $  382,114,075
                                                                ---------------
              Finance/Miscellaneous - 2.8%
1,140,000     Advanta Corp. (Class A)+                          $   30,637,500
1,750,000     Advanta Corp. (Class B) (non-voting)                  45,281,250
   99,700     Bay View Capital Corp.                                 5,084,700
    6,980     Cal Fed Bancorp Inc. (Secondary Contingent
              Litigation Recovery Participation Interests)*            120,405
1,304,000     Countrywide Credit Industries, Inc.                   32,274,000
  652,500     Franklin Resources, Inc.                              33,277,500
1,369,600     Resource Bancshares Mortgage Group, Inc.+             21,571,200
                                                                ---------------
                                                                $  168,246,555
                                                                ---------------
              Insurance - 4.5%
3,277,900     AMBAC Inc.+                                       $  211,424,550
  584,300     MBIA Inc.                                             56,019,763
                                                                ---------------
                                                                $  267,444,313
                                                                ---------------
              Savings & Loan - 4.1%
1,964,700     Charter One Financial, Inc                        $   86,201,212
  580,600     Washington Federal, Inc.                              13,208,650
3,020,000     Washington Mutual, Inc.                              145,903,750
                                                                ---------------
                                                                $  245,313,612
                                                                ---------------
              Total Financial                                   $1,214,221,768
                                                                ---------------
              Services - 7.0%
              Health & Personal Care - 2.9%
1,702,000     Apria Healthcare Group, Inc.*                     $   30,848,750
  310,000     Beckman Instruments, Inc.                             13,020,000
3,300,000     Columbia/HCA Healthcare Corp.                        110,962,500
  750,995     Tenet Healthcare Corp.*                               18,493,252
                                                                ---------------
                                                                $  173,324,502
                                                                ---------------

12  The accompanying notes are an integral part of these financial statements.

Pioneer II

Shares                                                            Value
              Broadcasting & Media - 0.2%
1,130,000     Comcast UK Cable Partners Ltd.*               $   12,571,250
                                                            ---------------
              Pharmaceuticals - 1.0%
  350,000     Amgen Inc.*                                   $   19,556,250
   21,600     Astra AB (Sponsored A.D.R.)                        1,004,400
  845,000     Astra AB (Series A Free)                          40,912,623
                                                            ---------------
                                                            $   61,473,273
                                                            ---------------
              Services - 2.9%
3,158,900     Kelly Services Inc. (non-voting)              $   84,500,575
2,380,000     Manpower, Inc.                                    85,680,000
                                                            ---------------
                                                            $  170,180,575
                                                            ---------------
              Total Services                                $  417,549,600
                                                            ---------------
              Technology - 24.1%
              Computer Services - 3.1%
  900,000     Compaq Computer Corp.*                        $   68,962,500
  585,000     International Business Machines Corp.             80,364,375
  270,000     Komag, Inc.*                                       8,201,250
  600,000     Seagate Technology, Inc.*                         26,925,000
                                                            ---------------
                                                            $  184,453,125
                                                            ---------------
              Electronics - 19.3%
1,080,000     Applied Materials, Inc.*                      $   50,085,000
4,441,300     Arrow Electronics, Inc.*+                        250,378,288
   16,000     Avnet, Inc.                                          902,000
1,900,000     Cisco System, Inc.*                               91,437,500
2,149,000     EMC Corp.*                                        76,289,500
1,835,000     Etec Systems, Inc.*+                              58,031,875
1,000,000     Intel Corp.                                      139,125,000
1,350,000     Lam Research Corp.*                               45,562,500
1,425,000     L.M. Ericsson Telephone Co. (Sponsored
              A.D.R.) (Class B)                                 48,182,812
1,941,200     MEMC Electronic Materials, Inc.*                  46,346,150
  497,000     MTS Systems Corp.+                                10,934,000
1,575,000     Nokia Corp. (Class A) (Sponsored A.D.R.)          91,743,750
2,050,000     Philips Electronics NV (NY Shares)                91,225,000
1,103,900     Stratus Computers, Inc.*                          34,220,900
1,550,000     Tencor Instruments*                               55,993,750

The accompanying notes are an integral part of these financial statements     13

Pioneer II
SCHEDULE OF INVESTMENTS 3/31/97        (continued)

Shares                                                       Value
              Electronics - (Continued)
1,920,000     Teradyne, Inc.*                         $   55,440,000
                                                      ---------------
                                                      $1,145,898,025
                                                      ---------------
              Photo/Instrumention - 1.7%
1,188,000     Dionex Corp.*+                          $   54,054,000
  910,400     Varian Associates, Inc.                     48,706,400
                                                      ---------------
                                                      $  102,760,400
                                                      ---------------
              Total Technology                        $1,433,111,550
                                                      ---------------
              Transportation - 2.2%
              Air Transport - 0.6%
  401,000     AMR Corp.*                              $   33,082,500
                                                      ---------------
              Railroad & Bus - 1.3%
1,600,000     CSX Corp.                               $   74,400,000
                                                      ---------------
              Ships & Shipping - 0.3%
  988,100     APL Ltd.                                $   20,750,100
                                                      ---------------
              Total Transportation                    $  128,232,600
                                                      ---------------
              Utilities - 7.4%
              Electric Utility - 5.8%
4,948,200     Dominion Resources, Inc.                $  179,990,775
2,000,000     DTE Energy Co.                              53,750,000
3,054,663     Hawaiian Electric Industries, Inc.+        103,476,709
  191,100     Union Electric Co.                           7,046,813
                                                      ---------------
                                                      $  344,264,297
                                                      ---------------
              Telecommunications - 1.6%
3,100,400     Cascade Communications Corp.*           $   81,773,050
  230,000     GTE Corp.                                   10,723,750
                                                      ---------------
                                                      $   92,496,800
                                                      ---------------
              Total Utilities                         $  436,761,097
                                                      ---------------
              TOTAL COMMON STOCKS
              (Cost $4,784,122,472)                   $5,888,264,063
                                                      ---------------



14  The accompanying notes are an integral part of these financial statements.

Pioneer II

Principal
Amount                                                             Value
                TEMPORARY CASH INVESTMENTS - 0.9%
                Commercial Paper - 0.9%
  $23,000,000   Household Finance Corp., 6.60%, 4/1/97      $   23,000,000
   29,111,000   Prudential Funding Corp., 6.00%, 4/2/97         29,111,000
                                                            ---------------
                TOTAL TEMPORARY CASH INVESTMENTS
                (Cost $52,111,000)                          $   52,111,000
                                                            ---------------
                TOTAL INVESTMENT IN SECURITIES - 100%
                (Cost $4,836,233,472) (a)                   $5,940,375,063
                                                            ===============


* Non-income producing security.

+ Investment held by the Fund representing 5% or more of the outstanding voting stock of such company.


(a) At March 31, 1997, the net unrealized gain on investments based on cost for federal income tax purposes of $4,849,728,956 was as follows:

    Aggregate gross unrealized gain for all investments in
     which there is an excess of value over tax cost          $1,329,056,382
    Aggregate gross unrealized loss for all investments in
     which there is an excess of tax cost over value            (238,410,275)
                                                              ---------------
    Net unrealized gain                                       $1,090,646,107
                                                              ===============


Purchases and sales of securities (excluding temporary cash investments) for the six months ended March 31, 1997 aggregated approximately $1,544,732,000 and $1,746,339,000, respectively.

The accompanying notes are an integral part of these financial statements.    15

Pioneer II

BALANCE SHEET 3/31/97
(Dollars in Thousands Except Per Share Amounts)

ASSETS:
 Investment in securities, at value (including temporary cash
   investments of $52,111) (cost $4,836,233)                    $5,940,375
 Foreign currencies, at value                                          497
 Receivables -
  Investment securities sold                                        37,982
  Fund shares sold                                                   3,800
  Dividends, interest and foreign taxes withheld                     6,493
 Other                                                                 104
                                                                 ----------
   Total assets                                                 $5,989,251
                                                                 ----------
LIABILITIES:
Payables -
  Investment securities purchased                               $   24,693
  Fund shares repurchased                                            4,338
  Due to bank                                                          682
 Forward foreign currency settlement contracts - net                    51
 Due to affiliates                                                   6,929
 Accrued expenses                                                      449
                                                                 ----------
   Total liabilities                                            $   37,142
                                                                 ----------
NET ASSETS:
 Paid-in capital                                                $4,382,970
 Accumulated undistributed net investment income                    21,586
 Accumulated undistributed net realized gain on investments
   and foreign currency transactions                               443,427
 Net unrealized gain on investments                              1,104,142
 Net unrealized loss on forward foreign currency contracts
   and other assets and liabilities denominated in
   foreign currencies                                                  (16)
                                                                 ----------
   Total net assets                                             $5,952,109
                                                                 ==========
NET ASSET VALUE PER SHARE:
(Unlimited number of shares authorized)
 Class A (based on $5,944,070/275,103,602 shares)               $    21.61
                                                                 ==========
 Class B (based on $7,220/337,585 shares)                       $    21.39
                                                                 ==========
 Class C (based on $819/38,263 shares)                          $    21.41
                                                                 ==========
MAXIMUM OFFERING PRICE:
 Class A                                                        $    22.93
                                                                 ==========


16  The accompanying notes are an integral part of these financial statements.

Pioneer II

STATEMENT OF OPERATIONS
For the Six Months Ended 3/31/97
(Dollars in Thousands)

INVESTMENT INCOME:
 Dividends (net of foreign taxes withheld of $730)      $ 48,289
 Interest (net of foreign taxes withheld of $1)            1,851
 Other                                                        58
                                                         --------
   Total investment income                                           $ 50,198
                                                                      --------
EXPENSES:
 Management fees
  Basic fee                                             $ 17,960
  Performance adjustment                                    (904)
 Transfer agent fees
  Class A                                                  5,047
  Class B                                                      7
  Class C                                                      1
 Distribution fees
  Class A                                                  5,737
  Class B                                                     21
  Class C                                                      2
 Accounting                                                  203
 Custodian fees                                              191
 Registration fees                                           103
 Professional fees                                            71
 Printing                                                    110
 Fees and expenses of nonaffiliated trustees                  37
 Miscellaneous                                                96
                                                         --------
   Total expenses                                                    $ 28,682
   Less fees paid indirectly                                             (499)
                                                                      --------
   Net expenses                                                      $ 28,183
                                                                      --------
    Net investment income                                            $ 22,015
                                                                      --------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY TRANSACTIONS:
 Net realized gain (loss) from:
  Investments                                           $452,687
  Forward foreign currency contracts and other assets
    and liabilities denominated in foreign currencies        (61)    $452,626
                                                         --------     --------
 Change in net unrealized gain or loss from:
  Investments                                           $221,977
  Forward foreign currency contracts and other assets
    and liabilities denominated in foreign currencies         23     $222,000
                                                         --------     --------
 Net gain on investments and foreign currency
    transactions                                                     $674,626
                                                                      --------
 Net increase in net assets resulting from operations                $696,641
                                                                      ========

The accompanying notes are an integral part of these financial statements.    17

Pioneer II
STATEMENTS OF CHANGES IN NET ASSETS
For the Six Months Ended 3/31/97 and the Year Ended 9/30/96
(Dollars in Thousands Except Per Share Amounts)


                                                               Six Months
                                                                 Ended        Year Ended
FROM OPERATIONS:                                                3/31/97         9/30/96
Net investment income                                         $   22,015     $   60,827
Net realized gain on investments and foreign currency
 transactions                                                    452,626        570,164
Change in net unrealized gain on investments and foreign
 currency transactions                                           222,000        (25,695)
                                                               ----------     -----------
  Net increase in net assets resulting from operations        $  696,641     $  605,296
                                                               ----------     -----------
DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
  Class A ($0.06 and $0.32 per share, respectively)           $  (15,800)    $  (81,721)
  Class B ($0.12 and $0.00 per share, respectively)                  (22)             -
  Class C ($0.09 and $0.00 per share, respectively)                   (2)             -
Net realized gain:
  Class A ($1.93 and $1.73 per share, respectively)             (495,319)      (424,185)
  Class B ($1.93 and $0.00 per share, respectively)                 (350)             -
  Class C ($1.93 and $0.00 per share, respectively)                  (38)             -
                                                               ----------     -----------
    Total distributions to shareholders                       $ (511,531)    $ (505,906)
                                                               ----------     -----------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                              $  213,675     $  327,727
Reinvestment of distributions                                    485,115        480,912
Cost of shares repurchased                                      (364,666)      (590,117)
                                                               ----------     -----------
  Net increase in net assets resulting from fund
   share transactions                                         $  334,124     $  218,522
                                                               ----------     -----------
  Net increase in net assets                                  $  519,234     $  317,912
NET ASSETS:
Beginning of period                                            5,432,875      5,114,963
                                                               ----------     -----------
End of period (including accumulated undistributed net
 investment income of $21,586 and $15,395,
 respectively)                                                $5,952,109     $5,432,875
                                                               ==========     ===========


18   The accompanying notes are an integral part of these financial statements.

Pioneer II

CLASS A                            '97 Shares     '97 Amount     '96 Shares       '96 Amount
Shares sold                         9,195,577      $ 206,400      16,110,239      $ 326,689
Reinvestment of distributions      22,703,377        484,717      24,810,556        480,912
Less shares repurchased           (16,236,972)      (364,307)    (29,020,381)      (590,116)
                                  -----------       ---------    -----------       ---------
  Net increase                     15,661,982      $ 326,810      11,900,414      $ 217,485
                                  ===========       =========    ===========       =========
CLASS B*
Shares sold                           295,030      $   6,674          41,389      $     834
Reinvestment of distributions          17,148            363               -              -
Less shares repurchased               (15,940)          (354)            (42)            (1)
                                  -----------       ---------    -----------       ---------
  Net increase                        296,238      $   6,683          41,347      $     833
                                  ===========       =========    ===========       =========
CLASS C*
Shares sold                            26,604      $     601          10,250      $     204
Reinvestment of distributions           1,654             35               -              -
Less shares repurchased                  (245)            (5)              -              -
                                  -----------       ---------    -----------       ---------
  Net increase                         28,013      $     631          10,250      $     204
                                  ===========       =========    ===========       =========

*Class B and C shares were first publicly offered on July 1, 1996.

The accompanying notes are an integral part of these financial statements.    19

Pioneer II
FINANCIAL HIGHLIGHTS 3/31/97


                                                                   Six Months       Year Ended
                                                                  Ended 3/31/97      9/30/96
CLASS A
Net asset value, beginning of period                               $  20.94        $   20.66
                                                                   -----------     ------------
Increase from investment operations:
 Net investment income                                             $   0.08        $    0.23
 Net realized and unrealized gain on investments and foreign
  currency transactions                                                2.58             2.10
                                                                   -----------     ------------
   Net increase from investment operations                         $   2.66        $    2.33
Distributions to shareholders:
 Net investment income                                                (0.06)           (0.32)
 Net realized gain                                                    (1.93)           (1.73)
                                                                   -----------     ------------
Net increase (decrease) in net asset value                         $   0.67        $    0.28
                                                                   -----------     ------------
Net asset value, end of period                                     $  21.61        $   20.94
                                                                   ===========     ============
Total return*                                                         12.85%           12.18%
Ratio of net expenses to average net assets                            0.96%**+         0.92%+
Ratio of net investment income to average net assets                   0.72%**+         1.13%+
Portfolio turnover rate                                                  53%**            66%
Average commission rate paid (1)                                 $   0.0585       $   0.0424
Net assets, end of period (in thousands)                         $5,944,070       $5,431,797
Ratios assuming reduction for fees paid indirectly:
 Net expenses                                                          0.94%**          0.90%
 Net investment income                                                 0.74%**          1.15%



                                                                    Year Ended      Year Ended    Year Ended      Year Ended
                                                                     9/30/95         9/30/94       9/30/93         9/30/92
CLASS A
Net asset value, beginning of period                              $    19.38      $   20.55       $   18.86       $   18.22
                                                                  ------------    -----------     -----------     -----------
Increase from investment operations:
 Net investment income                                            $     0.35      $    0.36       $    0.38       $    0.44
 Net realized and unrealized gain on investments and foreign
  currency transactions                                                 3.04           1.05            2.85            1.27
                                                                  ------------    -----------     -----------     -----------
   Net increase from investment operations                        $     3.39      $    1.41       $    3.23       $    1.71
Distributions to shareholders:
 Net investment income                                                 (0.30)         (0.33)          (0.39)          (0.47)
 Net realized gain                                                     (1.81)         (2.25)          (1.15)          (0.60)
                                                                  ------------    -----------     -----------     -----------
Net increase (decrease) in net asset value                        $     1.28      $   (1.17)      $    1.69       $    0.64
                                                                  ------------    -----------     -----------     -----------
Net asset value, end of period                                    $    20.66      $   19.38       $   20.55       $   18.86
                                                                  ============    ===========     ===========     ===========
Total return*                                                          19.92%          7.37%          18.15%           9.92%
Ratio of net expenses to average net assets                             0.93%+         0.90%++         0.96%++         0.94%++
Ratio of net investment income to average net assets                    1.85%+         1.59%++         1.89%++         2.31%++
Portfolio turnover rate                                                   63%            68%             66%             64%
Average commission rate paid (1)                                           -              -               -               -
Net assets, end of period (in thousands)                          $5,114,963      $4,509,225      $4,347,672      $3,974,712
Ratios assuming reduction for fees paid indirectly:
 Net expenses                                                           0.91%           0.90%           0.95%           0.93%
 Net investment income                                                  1.87%           1.59%           1.90%           2.32%


  * Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
 ** Annualized.
  + Ratio includes expenses paid through third party brokerage/service and certain expense offset arrangements.
 ++ Ratios for 1994, 1993, and 1992 have been restated to conform with certain provisions of SEC Release No. 33-7197: Payment for Investment Company Services with Brokerage Commissions.
(1) Amount may fluctuate from period to period as a result of portfolio transactions executed in different markets where trading practices and commission rate structures may vary.

20   The accompanying notes are an integral part of these financial statements.

Pioneer II

FINANCIAL HIGHLIGHTS 3/31/97

                                                            Six Months             7/1/96 to
                                                          Ended 3/31/97(a)          9/30/96
CLASS B
Net asset value, beginning of period                        $ 20.89              $  20.55
                                                            -----------           -----------
Increase (decrease) from investment operations:
 Net investment loss                                        $ (0.02)             $  (0.01)
 Net realized and unrealized gain on investments
  and foreign currency transactions                            2.57                  0.35
                                                            -----------           -----------
   Net increase from investment operations                  $  2.55              $   0.34
Distributions to shareholders:
 Net investment income                                        (0.12)                    -
 Net realized gain                                            (1.93)                    -
                                                            -----------           -----------
Net increase in net asset value                             $  0.50              $   0.34
                                                            -----------           -----------
Net asset value, end of period                              $ 21.39              $  20.89
                                                            ===========           ===========
Total return*                                                 12.33%                 1.65%
Ratio of net expenses to average net assets                    1.90%**+              2.03%**+
Ratio of net investment loss to average net assets            (0.17)%**+            (0.25)%**+
Portfolio turnover rate                                          53%**                 66%
Average commission rate paid(1)                            $ 0.0585              $ 0.0424
Net assets, end of period (in thousands)                   $  7,220              $    864
Ratios assuming reduction for fees paid indirectly:
 Net expenses                                                  1.87%**               2.02%**
 Net investment loss                                          (0.14)%**             (0.24)%**

(a) The per share data presented above is based upon the average shares outstanding for the period outstanding.
  * Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
 ** Annualized.
  + Ratio includes expenses paid through third party brokerage/service and certain expense offset arrangements.
(1) Amount may fluctuate from period to period as a result of portfolio transactions executed in different markets where trading practices and commission rate structures may vary.

The accompanying notes are an integral part of these financial statements.    21

Pioneer II

FINANCIAL HIGHLIGHTS 3/31/97


                                                Six Months
                                                  Ended         7/1/96 to
                                                3/31/97(a)      9/30/96
CLASS C
Net asset value, beginning of period            $  20.88         $ 20.55
                                                -----------      -----------
Increase (decrease) from investment
  operations:
 Net investment loss                            $ (0.03)         $ (0.01)
 Net realized and unrealized gain on
  investments and foreign currency
  transactions                                     2.58             0.34
                                                -----------      -----------
   Net increase from investment operations      $  2.55         $   0.33
Distributions to shareholders:
 Net investment income                            (0.09)               -
 Net realized gain                                (1.93)               -
                                                -----------      -----------
Net increase in net asset value                 $  0.53          $  0.33
                                                -----------      -----------
Net asset value, end of period                  $ 21.41          $ 20.88
                                                ===========      ===========
Total return*                                     12.30%            1.61%
Ratio of net expenses to average net assets        2.04%**+         2.02%**+
Ratio of net investment loss to average
  net assets                                      (0.33)%**+       (0.15)%**+
Portfolio turnover rate                              53%**            66%
Average commission rate paid(1)                 $0.0585          $0.0424
Net assets, end of period (in thousands)        $   819          $   214
Ratios assuming reduction for fees paid
  indirectly:
 Net expenses                                      2.01%**          2.01%**
 Net investment loss                              (0.30)%**        (0.14)%**

(a) The per share data presented above is based upon the average shares outstanding for the period outstanding.

  * Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
 ** Annualized.
  + Ratio includes expenses paid through third party brokerage/service and certain expense offset arrangements.
(1) Amount may fluctuate from period to period as a result of portfolio transactions executed in different markets where trading practices and commission rate structures may vary.

22   The accompanying notes are an integral part of these financial statements.

Pioneer II
NOTES TO FINANCIAL STATEMENTS 3/31/97

1.  Organization and Significant Accounting Policies

Pioneer II (the Fund) is a Delaware business trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objectives of the Fund are reasonable income and growth of capital.

The Fund offers three classes of shares - Class A, Class B and Class C shares. Shares of Class A, Class B and Class C each represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that each class of shares can bear different transfer agent and distribution fees and have exclusive voting rights with respect to the distribution plans that have been adopted by Class A, Class B and Class C shareholders, respectively.

The Fund's financial statements have been prepared in conformity with generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund, which are in conformity with those generally accepted in the investment company industry:

A. Security Valuation

   Security transactions are recorded on trade date. Each day, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees. Trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the ex-dividend data in the exercise of reasonable diligence. Interest income is recorded on the accrual basis, net of unrecoverable foreign taxes withheld at the applicable country rates. Temporary cash investments are valued at amortized cost.

Pioneer II
NOTES TO FINANCIAL STATEMENTS 3/31/97     (continued)

   Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes. It is the Fund's practice to first select for sale those securities that have the highest cost and also qualify for long-term capital gain or loss treatment for tax purposes.

B. Foreign Currency Translation

   The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

   Net realized gains and losses on foreign currency transactions represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollar actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the statement of operations from the effects of changes in market price of those securities but are included with the net realized and unrealized gain or loss on investments.

C. Forward Foreign Currency Contracts

   The Fund enters into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific investment transactions (settlement hedges) or portfolio positions (portfolio hedges). All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized gains or losses are recorded in the Fund's financial statements. The Fund records realized gains and losses at the time a portfolio hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar. As of March 31, 1997, the Fund had no outstanding portfolio hedges. The Fund's gross forward foreign currency settlement contracts receivable and payable were approximately $3,514,000 and $3,565,000, respectively, resulting in a net payable of approximately $51,000 as of March 31, 1997.

Pioneer II

D. Taxes

   It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required. In addition to the requirements of the Internal Revenue Code, the Fund may also be required to pay local taxes on net realized capital gains in certain countries. The required capital gains taxes, if any, are determined in accordance with local tax laws. In determining daily net asset value, the Fund estimates the reserve for capital gains taxes, if any, associated with net unrealized gains on certain portfolio securities. The estimated reserve for capital gains taxes, if any, is based on the holding periods of such securities and the related tax rates, tax loss carryforward (if applicable) and other such factors. During the period ended March 31, 1997, the Fund paid no capital gains taxes on the sale of certain foreign securities.

   The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of the Fund's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

E. Fund Shares

   The Fund records sales and repurchases of its shares on trade date. Net losses, if any, as a result of cancellations are absorbed by Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and an indirect subsidiary of The Pioneer Group, Inc. (PGI). PFD earned approximately $898,000 in underwriting commissions on the sale of fund shares during the period ended March 31, 1997.

F. Class Allocations

   Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B and Class C shares of the Fund, respectively. Shareholders of each class share all expenses and fees paid to the transfer agent, Pioneering Services Corporation (PSC), for their services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expense (see Note 3). Income, common expenses and realized and unrealized

Pioneer II
NOTES TO FINANCIAL STATEMENTS 3/31/97     (continued)

   gains and losses are calculated at the Fund level and allocated daily to each class of shares based on the respective percentage of adjusted net assets at the beginning of the day. . Distributions to shareholders are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class A, Class B and Class C shares can bear different transfer agent and distribution fees.

2. Management Agreement

Pioneering Management Corporation (PMC), the Fund's investment adviser, manages the Fund's portfolio and is a wholly owned subsidiary of PGI. PMC receives a basic fee that is calculated at the annual rate of 0.60% of the Fund's average daily net assets. The basic fee is subject to a performance adjustment up to a maximum of -0.10% based on the Fund's investment performance as compared with the Lipper Growth & Income Funds Index. For the period ended March 31, 1997, the aggregate performance adjustment resulted in a reduction to the basic fee of approximately $904,000.

Prior to May 1, 1996, management fees were calculated daily at the annual rate of 0.50% of the Fund's average daily net assets up to $250 million; 0.48% of the next $50 million; and 0.45% of the excess over $300 million. For the six months ended March 31, 1997, the net management fee was equivalent to 0.57% of average net assets.

In addition, under the management agreement, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund. At March 31, 1997, approximately $3,085,000 was payable to PMC related to management fees and certain other services.

3. Transfer Agent

PSC, a wholly owned subsidiary of PGI, provides substantially all transfer agent and shareholder services to the Fund at negotiated rates. Included in due to affiliates is approximately $889,000 in transfer agent fees payable to PSC at March 31, 1997.

4. Distribution Plans

The Fund adopted a Plan of Distribution for each class of shares (Class A Plan, Class B Plan and Class C Plan) in accordance with Rule 12b-1 of the Investment Company Act of 1940. Pursuant to the Class A Plan, the Fund pays PFD a service fee of up to 0.25% of the Fund's average daily net

26

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Pioneer II

assets in reimbursement of its actual expenditures to finance activities primarily intended to result in the sale of Class A shares. On qualifying investments made prior to August 19, 1991, the Class A Plan provides for reimbursement of such expenditures in an amount not to exceed 0.15%. Pursuant to the Class B Plan and Class C Plan, the Fund pays PFD 1.00% of the average daily net assets attributable to each class of shares. The fee consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Included in due to affiliates is approximately $2,955,000 in distribution fees payable to PFD at March 31, 1997.

In addition, redemptions of each class of shares may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within one year of purchase. Class B shares that are redeemed within six years of purchase are subject to a CDSC at declining rates beginning at 4.0%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%. Proceeds from the CDSC are paid to PFD. For the six months ended March 31, 1997, CDSCs in the amount of approximately $7,000 were paid to PFD.

5. Expense Offsets

The Fund has entered into certain directed brokerage and expense offset arrangements resulting in a reduction in the Fund's total expenses. For the period ended March 31, 1997, the Fund's expenses were reduced by approximately $499,000 under such arrangements.

                                                                              27

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Pioneer II
NOTES TO FINANCIAL STATEMENTS 3/31/97     (continued)

6. Affiliated Companies

The Fund's investments in certain companies exceed 5% of the outstanding voting stock. Such companies are deemed affiliates of the Fund for financial reporting purposes. The following summarizes transactions with affiliates of the Fund as of March 31, 1997 (amounts in thousands):

                                                           Dividend
Affiliates                            Purchases   Sales     Income       Value
--------------------------------------------------------------------------------
A.M. Castle & Co.                     $      -  $     -    $   400   $   23,140
A.O. Smith Corp.                        14,257        -        392       50,876
Advanta Corp. (Class A)                 73,120   17,415        287       30,638
AGCO Corp.                               5,659    9,416         89      118,511
AMBAC Inc.                              13,578   11,430      1,061      211,425
Amcast Industrial Corp.                      -        -        239       19,913
Arrow Electronics, Inc.                  3,514   25,180          -      250,378
Bassett Furniture Industries, Inc.           -    1,001        445       16,800
Breed Technologies, Inc.                 1,875    3,443        371       51,968
Briggs & Stratton Corp.                  5,653        -      1,015       87,210
Champion Enterprises Inc.               55,818        -          -       43,660
Dionex Corp.                                 -        -          -       54,054
Donaldson Co., Inc.                          -    2,075        452       86,680
Etec Systems Inc.                       54,035        -          -       58,032
Global Industrial Technologies, Inc.    10,265        -          -       32,911
Hawaiian Electric Industries, Inc.       3,617        -      3,665      103,477
IBP, Inc.                                2,399    4,402        444      217,939
Lancaster Colony Corp.                   5,131        -        598       78,890
Longview Fibre Co.                           -    2,850      1,340       62,792
Mississippi Chemical Corp.              41,698        -         70       40,898
MTS Systems Corp.                            -        -         99       10,934
National Steel Corp. (Class B)               -    3,146          -       18,178
Oakwood Homes Corp.                     61,765        -          8       52,512
Resource Bancshares Mortgage
  Group, Inc.                                -        -         82       21,571
Rouge Steel Co.                              -        -        119       31,350
Santa Fe Pacific Pipeline Partners,
  L.P.                                   3,785        -      1,815       49,150
Simpson Industries, Inc.                 1,013        -        268       13,331
Strattec Security Corp.                    221        -          -        6,169
Trinity Industries, Inc.                 5,144        -      1,333      121,831
                                     ---------  --------   --------  -----------
                                      $362,547  $80,358    $14,592   $1,965,218
                                     =========  ========   ========  ===========
28

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Pioneer II
REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

T o   t h e   S h a r e h o l d e r s   a n d   t h e   B o a r d   o f
T r u s t e e s   o f   P i o n e e r   I I :

We have audited the accompanying balance sheet, including the schedule of investments, of Pioneer II as of March 31, 1997, and the related statement of operations, the statements of changes in net assets, and the financial highlights for the periods presented. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 1997 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer II as of March 31, 1997, the results of its operations, the changes in its net assets, and the financial highlights for the periods presented, in conformity with generally accepted accounting principles.

ARTHUR ANDERSEN LLP

Boston, Massachusetts

May 2, 1997

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Pioneer II
TRUSTEES, OFFICERS AND SERVICE PROVIDERS

Trustees                            Officers
John F. Cogan, Jr.                  John F. Cogan, Jr., Chairman and
Richard H. Egdahl, M.D.                President
Margaret B.W. Graham                David D. Tripple, Executive Vice President
John W. Kendrick                    Francis J. Boggan, Vice President
Marguerite A. Piret                 William H. Keough, Treasurer
David D. Tripple                    Joseph P. Barri, Secretary
Stephen K. West
John Winthrop

Investment Adviser
Pioneering Management Corporation

Custodian
Brown Brothers Harriman & Co.

Independent Public Accountants
Arthur Andersen LLP

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Hale and Dorr LLP

Shareowner Services and
  Transfer Agent
Pioneering Services Corporation

30

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32

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PROGRAMS AND SERVICES FOR PIONEER SHAREOWNERS

Your investment representative can give you additional information on Pioneer's programs and services. If you want to order literature on any of the following items directly, simply call Pioneer at 1-800-225-6292.

FactFone(SM)

Our automated account information service, available to you 24 hours a day, seven days a week. FactFone gives you a quick and easy way to check fund share prices, yields, dividends and distributions, as well as information about your own account. Simply call 1-800-225-4321. For specific account information, have your 13-digit account number and four-digit personal identification number at hand.

90-Day Reinstatement Privilege (for Class A Shares)

Enables you to reinvest all or a portion of the money you redeem from your Pioneer account - without paying a sales charge - within 90 days of your redemption. You have the choice of investing in any Pioneer fund, as long as you meet its minimum investment requirement.

Investomatic Plan

An easy and convenient way for you to invest on a regular basis. All you need to do is authorize a set amount of money to be moved out of your bank account into the Pioneer fund of your choice. Investomatic also allows you to change the dollar amount, frequency and investment date right over the phone. By putting aside affordable amounts of money regularly, you can build a long-term investment - without sacrificing your current standard of living.

Payroll Investment Program (PIP)

Lets you invest in a Pioneer fund directly through your paycheck. All that's involved is for your employer to fill out an authorization form allowing Pioneer to deduct from participating employees' paychecks. You specify the dollar amount you want to invest into the Pioneer fund(s) of your choice.

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



Automatic Exchange Program

A simple way to move money from a money market or bond fund into a stock fund over a period of time. Just invest a lump sum in a Pioneer money market fund or bond fund. Then, select the Pioneer equity fund or funds you wish to invest in, and choose the amounts and dates for Pioneer to sell shares of your money market or bond fund and use the proceeds to buy shares of the Pioneer equity fund you have chosen. Over time, your original investment will be shifted to your Pioneer equity fund.

Directed Dividends

Lets you invest cash dividends from one Pioneer fund to an account in another Pioneer fund with no sales charge or fee. Simply fill out the applicable information on a Pioneer Account Options Form. (This program is available for dividend payments only; capital gains distributions are not eligible at this time.)

Direct Deposit

Lets you move money into your bank account using electronic funds transfer
(EFT). EFT moves your money faster than you would receive a check, eliminates unnecessary paper and mail, and avoids lost checks. Simply fill out a Pioneer Direct Deposit Form, giving your instructions.

Systematic Withdrawal Plan (SWP)

Lets you establish automatic withdrawals from your account at set intervals. You decide the frequency and the day of the month you want. Pioneer will send the proceeds by check to the address you designate, or electronically to your bank account. You also can authorize Pioneer to make the redemptions payable to someone else. (SWPs are available only for accounts with a value of $10,000 or more.)

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36

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THE PIONEER FAMILY OF MUTUAL FUNDS



Growth Funds                          Income Funds

Global/International                  Taxable

Pioneer Emerging Markets Fund         Pioneer America Income Trust
Pioneer Europe Fund                   Pioneer Bond Fund
Pioneer Gold Shares                   Pioneer Short-Term Income Trust*
Pioneer India Fund
Pioneer International Growth Fund     Tax-Exempt
Pioneer World Equity Fund
                                      Pioneer Intermediate Tax-Free Fund
United States                         Pioneer Tax-Free Income Fund

Pioneer Capital Growth Fund
Pioneer Growth Shares                 Money Market Fund
Pioneer Micro-Cap Fund*
Pioneer Mid-Cap Fund                  Pioneer Cash Reserves Fund
Pioneer Small Company Fund

Growth and Income Funds

Pioneer Balanced Fund
Pioneer Equity-Income Fund
Pioneer Fund
Pioneer Real Estate Shares
Pioneer II

*Offers Class A and B Shares only

HOW TO CONTACT PIONEER

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

You can call us for:

Account information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                             1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                          1-800-225-4321

Retirement plans information                                  1-800-622-0176

Telecommunications Device for the Deaf (TDD)                  1-800-225-1997

Or write to us at:

Pioneering Services Corporation
60 State Street
Boston, Massachusetts 02109

Our toll-free fax                                             1-800-225-4240

Our Internet e-mail address                             ask.pioneer@piog.com
(for general questions about Pioneer only)

This report must be preceded or accompanied by a current
Fund prospectus.

[Pioneer logo] Pioneer Funds Distributor, Inc.
               60 State Street
               Boston, Massachusetts 02109


                                          0597-4099
                                      (C) Pioneer Funds Distributor, Inc.
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